                                                                  EXHIBIT 10.54

                                                                    [LITIGATION]
                                                                  EXECUTION COPY


                           PATENT SECURITY AGREEMENT

     PATENT SECURITY AGREEMENT, dated as of October 24, 1997, by CODE-ALARM, INC., a Michigan corporation ("Grantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, in its capacity as Agent for Lenders.

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Litigation L/C and Term Loan C Agreement dated as of the date hereof by and among Grantor, Agent and the Persons signatory thereto from time to time as Term Lenders (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), such Term Lenders (collectively, the "Lenders") have agreed to incur Litigation Obligations for the benefit of Grantor;

     WHEREAS, Agent and Lenders are willing to incur Litigation L/C Obligations and certain other Litigation Obligations, including the obligations constituting Term Loan C, or to advance the Term Loan C, as provided for in the Credit Agreement (collectively, hereinafter, "Obligations") but only upon the condition, among others, that Grantor shall have executed and delivered to Agent, for itself and the ratable benefit of Lenders, that certain Security Agreement dated as of the date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement");

     WHEREAS, pursuant to the Security Agreement, Grantor is required to execute and deliver to Agent, for itself and the ratable benefit of Lenders, this Patent Security Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in Annex A thereto to the Credit Agreement.

     2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Grantor hereby grants to Agent, on behalf of itself and Lenders, as security for all of Grantor's Obligations a continuing security interest in all of Grantor's right, title and interest in, to and under the following, other than Permitted Encumbrances, whether presently existing or hereafter created or acquired (collectively, the "Patent Collateral"):


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            (a)  all of its Patents and Patent Licenses to which it is a party, including, without limitation, those referred to on
                 Schedule I hereto;

            (b) all reissues, continuations or extensions of the foregoing;

            (c) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (i) infringement or dilution of any Patent or Patent licensed under any Patent License.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Agent, on behalf of itself and Lenders, pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                                    * * * *



















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     IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.


                                     CODE-ALARM, INC.

                                     By: /s/ Rand Mueller
                                        --------------------------
                                          Name: Rand Mueller
                                               -------------------
                                          Title: President
                                                ------------------




ACCEPTED AND ACKNOWLEDGED BY:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent

By: /s/ Timothy S. Van Kirk
   -----------------------------
     Name: Timothy S. Van Kirk
          ----------------------
     Title: Duly Authorized Signatory
           --------------------------



                           ACKNOWLEDGMENT OF GRANTOR


STATE OF NEW YORK       )
                        )   ss.
COUNTY OF NEW YORK      )


On this 24th day of October, 1997 before me personally appeared Rand, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Code-Alarm, Inc., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                                          /s/ Monique Wilson
                                          -------------------------
     {seal}                               Notary Public

                                          Monique Wilson
                                          Notary Public, State of New York
                                          No. 01W15054453
                                          Qualified in Queens County
                                          Commission Expires: 1-16-98



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                                   SCHEDULE I
                                   ----------
                                       to
                           PATENT SECURITY AGREEMENT


                             PATENT  REGISTRATIONS
                             ---------------------

     Mark                          Patent No.                      Issue Date
AUTOMOBILE BURGLAR            4,740,775                        4/26/88
ALARM

SECURITY SYSTEM               5,543,778                        8/6/96

VEHICLE ANTITHEFT             4,107,543                        8/15/78
SYSTEM

SECURITY SYSTEM               4,333,074                        6/1/82

                              PATENT APPLICATIONS
                              -------------------

                                Serial No.                         Filing Date
                                ----------                         -----------
                              08/624,146                       5/28/93
                              08/774,954                       4/19/93
                              08/842,374                       4/23/97
                              08/838,684                       4/9/97

                                PATENT LICENSES
                                ---------------

     Name of Agreement          Parties/Purpose                Date of Agreement
     -----------------          ---------------                -----------------
MAGNADYNE/NUTEK:             Code-Alarm licensed           April 1996
Cross License                "Price" patent to
Agreement                    Magnadyne/Nutek;
                             Magnadyne/Nutek
                             licensed "Chen"
                             patent to
                             Code-Alarm

BULLDOG                      Code-Alarm, Inc.              Septmeber 1994
                             licensed "Price"
                             patent use to
                             Bulldog

AUDIOVOX                     Code-Alarm, Inc.              August 1994
                             licensed "Stouffer"
                             patent to Audiovox







AUDIOVOX:  Cross             Code-Alarm licensed            August 1994
License Agreement            use of "Price"
                             patent to Audiovox;
                             Audiovox licensed
                             use of "Posse"
                             patent to Code-Alarm


SHERWOOD                     Code-Alarm licensed            January 1997
                             use of "Price"
                             patent to Sherwood




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